UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2026

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive
San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 26, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). There were 481,311,717 shares of Class A common stock present in person or by proxy at the Annual Meeting, which constituted a quorum. The voting results are presented below.

Proposal 1: Election of Directors.

The Company's stockholders elected two directors to serve as Class II directors until the 2029 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The votes regarding the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Barbara Pilarski	243,259,249	36,202,887	201,849,581
Maria Pinelli	269,895,582	9,566,554	201,849,581

Proposal 2: Vote on the Redomestication of the Company from Delaware to Texas.
The redomestication of the Company from Delaware to Texas did not receive the requisite stockholder approval. The proposal received the following votes:

Votes For	Votes Against	Withheld	Broker Non-Votes
234,119,344	44,503,590	839,202	201,849,581

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm.
The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The proposal received the following votes:

Votes For	Votes Against	Abstentions
474,461,320	4,058,794	2,791,603
Proposal 4: Advisory Vote on the Compensation of the Company’s Named Executive Officers.
The Company's stockholders approved, on an advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026. The proposal received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
225,215,236	49,409,925	4,836,975	201,849,581

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date: June 30, 2026	By:	/s/ Eric Lentell
	Name:	Eric Lentell
	Title:	Chief Legal & Strategy Officer